UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2012

Molycorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 Denver Tech Center Parkway, Suite 1000, Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 843-8040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Molycorp, Inc. (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (Registration No. 333-183336):

1. Underwriting Agreement, dated August 17, 2012, by and among the Company and Morgan Stanley & Co. LLC (“Morgan Stanley”) and Credit Suisse Securities (USA) LLC;

2. Underwriting Agreement, dated August 17, 2012, by and between the Company and Morgan Stanley;

3. Form of First Supplemental Indenture by and between the Company and Wells Fargo Bank, National Association, as Trustee;

4. Opinions of Jones Day; and

5. Share Lending Agreement, dated August 17, 2012, by and between the Company, as Lender, and Morgan Stanley Capital Services LLC, as Borrower.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 17, 2012, by and among the Company and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC

1.2	Underwriting Agreement, dated August 17, 2012, by and between the Company and Morgan Stanley & Co. LLC

4.1	Form of First Supplemental Indenture by and between the Company and Wells Fargo Bank, National Association, as Trustee (including Form of Note)

5.1	Opinion of Jones Day (6.00% Convertible Senior Notes due 2017 of the Company)

5.2	Opinion of Jones Day (Common Stock of the Company)

10.1	Share Lending Agreement, dated August 17, 2012, by and between the Company, as Lender, and Morgan Stanley Capital Services LLC, as Borrower

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

By:	/s/ Michael F. Doolan
	Name:	Michael F. Doolan
	Title:	Executive Vice President and Chief Financial Officer

Date: August 22, 2012

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 17, 2012, by and among the Company and Morgan Stanley & Co. LLC and Credit Suisse Securities (USA) LLC

1.2	Underwriting Agreement, dated August 17, 2012, by and between the Company and Morgan Stanley & Co. LLC

4.1	Form of First Supplemental Indenture by and between the Company and Wells Fargo Bank, National Association, as Trustee (including Form of Note)

5.1	Opinion of Jones Day (6.00% Convertible Senior Notes due 2017 of the Company)

5.2	Opinion of Jones Day (Common Stock of the Company)

10.1	Share Lending Agreement, dated August 17, 2012, by and between the Company, as Lender, and Morgan Stanley Capital Services LLC, as Borrower

23.1	Consent of Jones Day (included in Exhibit 5.1)

23.2	Consent of Jones Day (included in Exhibit 5.2)